UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): December 04, 2018

PDL Community Bancorp

(Exact name of registrant as specified in its charter)

Federal (State or other jurisdiction of incorporation)	001-38224 (Commission file number)	82-2857928 (I.R.S. Employer Identification No.)

2244 Westchester Avenue

Bronx, NY

(Address of principal executive offices, including Zip Code)

(718) 931-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of PDL Community Bancorp (the “Company”) authorized and approved Restricted Stock Unit and Stock Option Awards (the “Awards”), pursuant to the Company’s 2018 Long-Term Incentive Plan (the “Plan”), to the following directors and officers in the amounts indicated below:

Name	Title	Number of Restricted Stock Units Awarded	Number of Stock Options Awarded
Carlos P. Naudon	President & Chief Executive Officer	148,627	44,588
Steven Tsavaris	Executive Chairman	148,627	44,588
Frank Perez	Chief Financial Officer	25,000	30,000
David Rodriguez	Chief Relationship Officer	2,500	0
Madeline V. Marquez	Chief External Affairs Officer	2,500	0
Elizabeth Macias	Chief Information Officer	15,000	0
Ioannis Kouzilos	Chief Lending Officer	15,000	0
Nick R. Lugo	Director	29,725	8,918
Manuel A. Romero	Director	29,725	8,918
Julio Gurman	Director	29,725	8,918
William Feldman	Director	29,725	8,918
James C. Demetriou	Director	29,725	8,918

The Awards shall vest in staggered amounts on an annual basis, commencing no earlier than December 2019, and ending no sooner than December 2023. The Company may exchange the Restricted Stock Units for shares of restricted stock at any time prior to the respective date of vesting, provided, however, such exchange, if any, shall not alter the existing vesting schedule.

The forms of the agreements for the Awards described above are set forth in the specimen forms adopted by the Committee for awards under the Plan at its meeting on December 4, 2018, which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference in this Item 5.02.

This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the specimen agreements attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference in this Item 5.02.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.Description

10.1	Specimen Form of Restricted Stock Unit Award Agreement for Employees
10.2	Specimen Form of Restricted Stock Unit Award Agreement for Non-Employee Directors
10.3	Specimen Form of Stock Option Agreement for Employees
10.4	Specimen Form of Stock Option Agreement for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2018

PDL COMMUNITY BANCORP

By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer